Exhibit 10.9

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "AGREEMENT") is made and entered into on January 20, 2004, by and among MILLER INDUSTRIES, INC., a Tennessee corporation (the "COMPANY"), CONTRARIAN FUNDS, LLC, a Delaware limited liability company ("CONTRARIAN") and HARBOURSIDE INVESTMENTS, LLLP, a Georgia limited liability limited partnership ("HARBOURSIDE").

         WHEREAS, Contrarian is purchasing from the Company 734,151 shares of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK"), pursuant to the Exchange Agreement, dated as of even date herewith, by and between the Company and Contrarian (the "CONTRARIAN EXCHANGE AGREEMENT");

         WHEREAS, Harbourside is purchasing from the Company 583,556 shares of the Company's Common Stock pursuant to the Exchange Agreement, dated as of even date herewith, by and between the Company and Harbourside (the "HARBOURSIDE EXCHANGE Agreement" and together with the Contrarian Exchange Agreement, the "EXCHANGE AGREEMENTS");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows.

         Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "ADDITIONAL SECURITIES" shall have the meaning set forth in Section 3(d) hereof.

         "AGREEMENT" shall have the meaning set forth in the preamble hereof.

         "BASE REGISTRATION" shall have the meaning set forth in SECTION 3(A) hereof.

         "BASE REGISTRATION STATEMENT" shall have the meaning set forth in
SECTION 3(B) hereof.

         "BASE REGISTRATION PERIOD" shall have the meaning set forth in SECTION 3(B) hereof.

         "BUSINESS DAY" means any day other than a Legal Holiday.

         "COMMON STOCK" shall have the meaning set forth in the preamble hereto.

         "COMPANY" shall have the meaning set forth in the preamble hereto.

         "CONTRARIAN EXCHANGE AGREEMENT" shall have the meaning set forth in the preamble hereto.

         "EXCHANGE ACT" shall have the meaning set forth in SECTION 8(A) hereof.

         "EXCHANGE AGREEMENTS" shall have the meaning set forth in the preamble hereof.

         "EXCHANGE PRICE" shall mean the highest sale or bid price of the Common Stock from the date that is sixty (60) days following the date hereof, through the date on which the Base Registration Statement becomes effective.

         "GOVERNMENTAL AUTHORITY" shall mean any supranational, national, federal, state, municipal, local or foreign government, any court, tribunal, arbitrator, administrative agency, commission or other governmental official, authority or instrumentality, in each case whether domestic or foreign, any stock exchange or similar self-regulatory organization or any quasi-governmental or private body exercising any regulatory, taxing or other governmental or quasi-governmental authority.

         "HARBOURSIDE EXCHANGE AGREEMENT" shall have the meaning set forth in the preamble hereof.

         "INDEMNIFIABLE COSTS AND EXPENSES" shall have the meaning set forth in
SECTION 8(A) hereof.

         "LAW" shall mean all laws, statutes, constitutions and ordinances, and all regulations, rules and other pronouncements issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority having the effect of law of the United States, any foreign country, or any domestic or foreign state, province, commonwealth, city, country, municipality, territory, protectorate, possession or similar instrumentality, or any Governmental Authority thereof;

         "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

         "OTHER HOLDERS" shall have the meaning set forth in SECTION 3(C) hereof.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

         "PIK SECURITIES" shall have the meaning set forth in the definition of Registrable Securities.

         "PRELIMINARY PROSPECTUS" shall mean a preliminary prospectus included in a Registration Statement or filed with the SEC pursuant to Rule 424(a) promulgated under the Securities Act.

         "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and



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by all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "REGISTRABLE SECURITIES" shall mean (i) the Common Stock issued to Contrarian and Harbourside pursuant to the Exchange Agreements and (ii) all securities (the "PIK SECURITIES") issued or issuable by way of dividend, stock split or other distribution with respect to any Registrable Securities.

         "REGISTRATION EXPENSES" shall have the meaning set forth in SECTION 7 hereof.

         "REGISTRATION STATEMENT" shall mean any registration statement that is filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "REQUESTING HOLDER" shall have the meaning set forth in SECTION 4 hereof.

         "RESTRICTED SECURITIES" shall have the meaning set forth in SECTION 2 hereof.

         "RULE 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

         "SEC" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

         "SECURITYHOLDERS" shall mean Contrarian, Harbourside and any Person to whom the rights under this Agreement are assigned pursuant to SECTION 18 hereof.

         "SELLING SECURITYHOLDER" shall mean any Securityholder whose Registrable Securities are included in a Registration Statement.

         "TRIGGER EVENT" shall have the meaning set forth in SECTION 3(D) hereof.

         "UNDERWRITTEN OFFERING" shall mean a registered offering in which securities of the Company are sold to an underwriter pursuant to a firm commitment underwriting agreement for reoffering to the public.

         Section 2. SECURITIES SUBJECT TO THIS AGREEMENT. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Restricted Security cannot thereafter become a Registrable Security. As used herein, a "RESTRICTED SECURITY" is a Registrable Security which has


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not been effectively registered under the Securities Act and distributed in accordance with an effective Registration Statement and which has not become eligible to be sold in reliance on Rule 144(k).

         Section 3. IMMEDIATE REGISTRATION.

         (a) FILING. The Company shall promptly, but in no event later than sixty (60) days following the date hereof (time being of the essence), file a Registration Statement on Form S-1 (or, if Form S-1 is not then available to the Company, on such appropriate form of registration statement, if any, as is then available to the Company to effect a registration for resale of securities of the Company covering all of the Registrable Securities) (the "BASE REGISTRATION"). Such Registration Statement shall also cover, to the extent allowable under the Securities Act, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions.

         (b) EFFECTIVENESS OF REGISTRATION STATEMENT. The Company shall use its best efforts to (i) cause the Registration Statement relating to the Base Registration (the "BASE REGISTRATION STATEMENT") to become effective as promptly as practicable after the Base Registration Statement is filed with the SEC, and
(ii) thereafter keep the Base Registration Statement effective continuously for the period (the "BASE REGISTRATION PERIOD") ending on the earlier of (A) the date on which all Registrable Securities become eligible to be sold in reliance on Rule 144(k) and (B) the date on which all Registrable Securities covered by the Base Registration Statement have been sold and the distribution contemplated thereby has been completed.

         (c) INCLUSION OF OTHER SECURITIES. The Company may not include any other securities, whether for its own account or for the account of other holders of the Company's securities ("OTHER HOLDERS"), in the Base Registration pursuant to this SECTION 3.

         (d) ADDITIONAL REGISTRABLE SECURITIES. If, after filing or effectiveness of the Base Registration Statement, the Company issues any PIK Securities (such issuance, a "TRIGGER EVENT") occurs then the Company shall prepare and file with the SEC one or more Registration Statements on Form S-1 (or, if Form S-1 is not then available to the Company, on such appropriate form of registration statement, if any, as is then available to the Company) to effect a registration for resale of all such PIK Securities (the "ADDITIONAL SECURITIES"). Such Registration Statement also shall cover, to the extent allowable under the Securities Act, such indeterminate number of additional shares of Common Stock or PIK Securities resulting from stock splits, stock dividends or similar transactions with respect to the Additional Securities. A Registration Statement covering the Additional Securities shall be filed by the Company with the SEC within ninety (90) days after the occurrence of the Trigger Event. The Company shall use its best efforts to cause the Registration Statement to be filed pursuant to this SECTION 3(D) and to be declared effective by the SEC as promptly as practicable. The Company shall keep the Registration Statement filed pursuant to this SECTION 3(D) effective continuously during the Base Registration Period, and such Registration Statement shall be deemed an Base Registration for all purposes of this Agreement. The provisions of this
SECTION 3(D) shall apply to successive Trigger Events.

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         (e) FAILURE TO COMPLY. If any Registration Statement under this SECTION
3 is not filed within the time periods set forth in any provision of SECTION
3(A) or SECTION 3(D) hereof, as the case may be, the Company shall pay, in cash, to each such Securityholder, or its designee, an amount equal to the lesser of
(i) the difference between the highest closing market price for the Common Stock during the period after the Registration Statement was required to have been filed and through the time that it is actually filed, LESS the Exchange Price, multiplied by the number of Registrable Securities then owned, and (ii) the product of (x) a number of shares of Common Stock equal to ten percent (10%) of the number of Registrable Securities then held by such Securityholder, multiplied by (y) the Exchange Price. The Company shall pay the applicable cash amount to such Securityholder within five (5) days of the Securityholder's giving notice to the Company of the Securityholder's election to receive such cash payment.

         Section 4. PIGGYBACK REGISTRATIONS. If the Company at any time proposes to file a registration statement (other than a registration on Form S-4 or Form S-8 or any successor forms thereto) with respect to securities, whether for its own account or for the account of any Other Holder or Other Holders that have requested such registration (a "REQUESTING HOLDER"), the Company shall, in each case, give written notice of such proposed filing to the Securityholders at least twenty (20) days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to the Securityholders the opportunity to have any or all of the Registrable Securities held by the Securityholders included in such registration statement. If any Securityholder desires to have its Registrable Securities registered under this
SECTION 4, it shall so advise the Company in writing within ten (10) days after the date of receipt of such notice (which request shall set forth the type and amount of Registrable Securities for which registration is requested), and the Company shall use its commercially reasonable efforts to include in such registration statement all such Registrable Securities so requested to be included therein. Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a registration statement referred to in this SECTION 4 at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without any liability or obligation to any Securityholder.

         Section 5. REGISTRATION PROCEDURES.

         (a) GENERAL. In connection with the Company's registration obligations pursuant to SECTION 3 and SECTION 4 hereof, the Company will:

                  (i) prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective for the time periods set forth in SECTION 3(B) and
         SECTION 3(D) hereof; PROVIDED, that as soon as practicable, but in no event later than five (5) Business Days before filing such Registration Statement, the Company shall furnish to the Selling Securityholder(s) copies of all such documents proposed to be filed, which documents shall be subject to the review of the Selling Securityholder(s) and their counsel;

                  (ii) notify the Selling Securityholder(s) promptly (A) when a new Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-



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

         effective amendment, when it has become effective, (B) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (C) of the issuance by the SEC of any comments with respect to any filing (and to reply thereto as promptly as reasonably practicable), (D) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose (and use commercially reasonable efforts to obtain the withdrawal of such order), (E) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if there is any misstatement or omission of any material fact in any Registration Statement, Prospectus or any document incorporated therein by reference or if any event occurs which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading;

                  (iii) if reasonably requested by a Selling Securityholder, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Selling Securityholder and its proposed plan of distribution as such Selling Securityholder reasonably requests be included therein, and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                  (iv) furnish to each Selling Securityholder, without charge, as many conformed copies as may reasonably be requested of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (v) deliver to each Selling Securityholder, without charge, as many copies as may reasonably be requested of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto;

                  (vi) use commercially reasonable efforts to register or qualify, or cooperate with the Selling Securityholder(s) in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such Selling Securityholder(s) reasonably requests; PROVIDED, HOWEVER, that the Company will not be required to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (vi), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

                  (vii) cooperate with the Selling Securityholder(s) to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters or Selling Securityholders may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters; and take such actions as the Selling Securityholders or managing underwriters may reasonably request to fulfill requirements



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

         of the Depositary Trust Company or Cede & Co. for the holding of the Registrable Securities by any such entity;

                  (viii) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act;

                  (ix) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. and any stock exchanges on which the Registrable Securities are then listed; and

                  (x) upon reasonable notice and during normal business hours, provide reasonable access to the Company's personnel and auditors for the purpose of permitting the Selling Securityholders and their counsel to conduct due diligence in connection with any such Registration Statement.

         (b) CESSATION OF SALES. Each Selling Securityholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 5(A)(II) hereof, such Selling Securityholder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (i) such Selling Securityholder is advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act, (ii) such Selling Securityholder receives copies of any required supplemented or amended Prospectus, or (iii) such Selling Securityholder is advised in writing by the Company that the use of the Prospectus may be resumed; PROVIDED, HOWEVER, that the Company shall use its best efforts to cure any such misstatement, omission or event that is applicable to the Registration Statement as soon as reasonably practicable after delivery of such notice pursuant to clause (F) of SECTION 5(A)(II) hereof. Such periods of discontinued use of the Registration Statement shall not exceed 90 days in any single instance and shall not exceed a total of 180 days in any calendar year. If so directed by the Company, on the happening of such event, each Selling Securityholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Securityholder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         Section 6. LIMITATION ON REGISTRATION RIGHTS. Anything to the contrary contained in this Agreement notwithstanding, when in the written opinion of counsel for the Company registration of all Registrable Securities owned by a Securityholder is not required by the Securities Act and other applicable securities laws in connection with a proposed sale of such Registrable Securities, such Securityholder shall have no rights pursuant to SECTION 4 hereof to request Registrable Securities be included in a Registration Statement in connection with such proposed sale and the Company shall promptly provide to the transfer agent and such Securityholder's broker in connection with any sale transaction a written opinion addressed to such Securityholder and the transfer agent to the effect set forth above, reasonably sufficient in form and substance to permit the transfer agent to issue certificates for such Registrable Securities without any legend restricting transfer thereof.

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         Section 7. REGISTRATION EXPENSES. All reasonable out-of-pocket expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses in connection with compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, fees and disbursements of the Company's counsel and their independent certified public accountants, Securities Act liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, all fees and expenses of other Persons retained by the Company in connection with the registration of the Registrable Securities pursuant hereto (all such expenses being referred to as "REGISTRATION EXPENSES"), shall be borne 50% by Harbourside and Contrarian in proportion to their ownership of Registrable Securities, up to a maximum of $50,000, and 50% by the Company and, to the extent such Registration Expenses are in excess of $100,000, they shall be borne by the Company; PROVIDED, that Registration Expenses shall not include any underwriting discounts, commissions, brokerage or other similar fees attributable to the sale of the Registrable Securities, which shall be borne entirely by the Selling Securityholders.

         Section 8. INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Selling Securityholder and its officers, directors, stockholders, employees, advisors and agents, and each Person who controls (within the meaning of the Securities Act) a Selling Securityholder, against all losses, claims, damages, liabilities, costs and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) ("INDEMNIFIABLE COSTS AND EXPENSES") resulting from (i) any untrue statement (or alleged untrue statement) of a material fact in, or any omission (or alleged omission) of a material fact required to be stated in, any Registration Statement or Prospectus or necessary to make the statements therein (including any such statements or omissions incorporated by reference therein) (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are made in reliance upon or in conformity with any information furnished in writing to the Company by such Selling Securityholder expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement. The Company shall not be required to indemnify any party pursuant to this SECTION 8(A) with respect to any loss, claim, damage, liability, cost or expense resulting from an untrue or alleged untrue statement or omission or alleged omission of a material fact in a Preliminary Prospectus to the extent that (i) a court of competent jurisdiction has found by final and nonappealable order that any such loss, claim, damage, liability, cost or expense of such party results from the fact that such party sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference);
(ii) if such party failed to make efforts generally consistent with the then prevailing industry practice to effect such delivery; and (iii) (A) such

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delivery to such person is required by Section 5 of the Act, (B) the Company has furnished copies of such Prospectus as amended or supplemented to such party a reasonable period of time prior to the party being required so to deliver such Prospectus as amended or supplemented and (C) such Prospectus as amended or supplemented corrected the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the Preliminary Prospectus. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Selling Securityholder(s), if so requested.

         (b) INDEMNIFICATION BY THE SELLING STOCKHOLDER(S). In connection with any Registration Statement, each Selling Securityholder will furnish to the Company in writing such information as the Company reasonably requests as required under the Securities Act for use in connection with the preparation of any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its officers, directors, stockholders, employees, advisors and agents, and each Person who controls (within the meaning of the Securities Act) the Company, against all Indemnifiable Costs and Expenses resulting from (i) any untrue statement of a material fact in, or any omission of a material fact required to be stated in, the Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon or in conformity with any information so furnished in writing by such Selling Securityholder to the Company expressly for use in such Registration Statement or Prospectus, or (ii) any violation or alleged violation by such Selling Securityholder of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement. No Selling Securityholder shall be required to provide indemnification under this SECTION 8(B) in excess of an amount equal to the net proceeds to such Securityholder from the disposition of the Registrable Securities disposed of by such Securityholder pursuant to such Registration Statement.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (PROVIDED, HOWEVER, that any delay or failure to give such notice shall not relieve the indemnifying party of its obligations under this SECTION 8 except to the extent that the defense of such claim by the indemnifying party is actually materially and adversely prejudiced as a result thereof), and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party's choice; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in (but not control) the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner; PROVIDED, FURTHER, HOWEVER, that if the indemnified party is advised by its counsel that (i) there is a conflict of interest between the indemnifying party and the indemnified party with respect to such claim, or (ii) the indemnified party has defenses to such claim that are different from or in addition to those



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available to the indemnifying party, then the indemnified party may assume the defense of such claim with counsel of its choice that is reasonably satisfactory to the indemnifying party. The indemnifying party will not be subject to any liability for any settlement made without the indemnifying party's consent. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel (except one (1) local counsel if required in a specific instance) for all parties indemnified by such indemnifying party with respect to such claim, which fees and expenses shall be paid as they are incurred.

         (d) CONTRIBUTION. If for any reason the indemnification provided for in
SECTION 8(A) or SECTION 8(B) hereof is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated by SECTION 8(A) or SECTION 8(B) hereof, respectively, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand, or the indemnified party or parties on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Selling Securityholder shall be required to provide contribution under this SECTION 8(D) in excess of an amount equal to the net proceeds to such Securityholder from the disposition of the Registrable Securities disposed of by such Securityholder pursuant to such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

         (e) CONFLICT WITH UNDERWRITING AGREEMENT. Notwithstanding the foregoing, to the extent that the indemnification and contribution provisions contained in any underwriting agreement entered into in connection with any Underwritten Offering conflict with the foregoing, the provisions of such underwriting agreement shall control.

         Section 9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. (a) Securityholders holding a majority in interest of the Registrable Securities may request that the Base Registration provide for an Underwritten Offering. Upon such request, the Company shall select one or more managing underwriters for such offering which shall be reasonably satisfactory to the Securityholders and shall enter into a customary underwriting agreement and other documents with such managing underwriter(s) with respect to such Underwritten Offering.

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

         (b) No Securityholder may participate in any Underwritten Offering hereunder unless it (i) agrees to sell the Registrable Securities included therein on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custodial arrangements and other documents required under the terms of such underwriting arrangements. Nothing in this SECTION 9 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

         Section 10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Securityholders that:

         (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated by this Agreement, have been duly authorized by all necessary corporate action (including, without limitation, the approval of the Company's board of directors) and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to register the Registrable Securities as contemplated herein.

         (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (c) Any Additional Securities to be issued hereunder have been and will be (i) duly authorized, validly issued, fully paid and non assessable, (ii) free from preemptive and any other similar rights, and (iii) free from any taxes, liens, charges or security interest with respect thereto.

         (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement conflict with, or will result in any violation or breach of or event of default under any provision of (i) the Articles of Incorporation, as amended, or the Bylaws, as amended, of the Company or (ii) any Law or order, in each case, applicable to the Company or its respective properties or assets or (iii) whether or not with notice or lapse of time, or both any agreement indenture or instrument to which the Company is a party or by which its assets are bound.

         (e) Except as pursuant to this Agreement, the Company has not granted any registration rights to any Person.

         (f) The Company has reserved, and shall at all times hereafter reserve and keep available for issuance, such number of its duly authorized but unissued shares of Common Stock as will be sufficient to permit the issuance of the Additional Shares, and will cause appropriate evidence of ownership of such to be delivered to the Securityholders upon their request for delivery of such.

         Section 11. CERTAIN COVENANTS BY THE COMPANY.

         (a) Upon request by any Securityholder, the Company will inform such Securityholder whether it is in current compliance with its most recent periodic filing obligations under the Exchange Act and has been in compliance with such filing obligations for the past 12 months.

         (b) Upon obtaining an opinion to the Company from counsel to a Securityholder that is reasonably satisfactory in form and substance to the Company to the effect that the Securityholder's Registrable Securities are no longer subject to restrictions on resale under the Securities Act, the Company will instruct its transfer agent to issue to such Securityholder a certificate representing such Registrable Securities without any legend affixed thereto, and such Registrable Securities shall no longer be Restricted Securities.

         (c) From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Securityholders, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (i) require any registration by the Company of any of the Company's securities, (ii) participate in any registration of Registrable Securities by the Company or any Securityholder, or (iii) receive any registration rights which are superior or PARI PASSU to the rights granted to Contrarian and Harbourside hereunder.

         Section 12. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this SECTION 12, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless such amendment, modification, waiver or consent is in writing and duly executed by the Company and a majority in interest of the Securityholders, which majority shall include Contrarian and Harbourside. Any such amendment, modification, supplement or consent that is agreed to by a majority in interest of the Securityholders (including Contrarian and Harbourside) shall be binding on all other Securityholders and the successors and assigns of all Securityholders. No waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement and no waiver on one occasion shall constitute a waiver on any future occasion with respect to the same or any other provision of this Agreement.

         Section 13. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air-courier guaranteeing overnight delivery:

         (a) If to Contrarian, initially at Contrarian Funds, LLC, 411 West Putnam Avenue, Suite 225, Greenwich, CT 06830, Attention: Scott G. Kasen, Telephone No.: (203) 862-8200, Facsimile No.: (203) 629-1977, and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this SECTION 13, with copy to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, Attention:
Monica C. Lord, Esq., Telephone No.: (212) 715-9348, Facsimile No.: (212) 715-8348.

         (b) If to Harbourside, initially at Harbourside Investments, LLLP, 5025 Harrington Road, Alpharetta, Georgia 30022, attention: William G. Miller, General Partner, Telephone: (678) 762-4739, Facsimile No.: (678) 762-9868, and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this SECTION 13, with copy to
________________________.

         (c) If to a Securityholder other than Contrarian or Harbourside, at the most current address given by such Securityholder to the Company, in accordance with the provisions of this SECTION 13.

         (d) If to the Company, initially at Miller Industries, Inc., 8503 Hilltop Drive, Ooltewah, Tennessee 37363, attention: A. Russell Chandler, III, Chairman of the Special Committee, Telephone: (404) 843-9220, Facsimile No.:
(404) 847-0552, and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this SECTION 13, with a copy to Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, Attention: David A. Stockton, Esq., Telephone No.: (404) 815-6444, Facsimile No.: (404) 541-3402.

         (e) All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery, facsimile, telecopier or telegram, on the date of such delivery, (ii) in the case of air courier, on the Business Day after the date when sent and (iii) in the case of mailing, on the third (3rd) Business Day following such mailing.

         Section 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts (including by telecopy), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         Section 15. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York, without regard to any laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         Section 17. SEVERABILITY. If any provision of this Agreement is held or declared by a court of competent jurisdiction to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and
(d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         Section 18. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise expressly provided in
SECTION 8 hereof, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns. The Company may not assign any of its rights or obligations hereunder. A Securityholder may assign its rights under this Agreement to any Person to whom it transfers Registrable Securities without any recourse by the assignee against such Securityholder. Upon any such assignment, the assignee shall be deemed to have agreed to, and shall, be bound by all of the terms and provisions of this Agreement as if such assignee had executed and delivered this Agreement on the date hereof.

         Section 19. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any other person any rights or remedies hereunder.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                            MILLER INDUSTRIES, INC.


                                            By: /s/ A. Russell Chandler
                                               ---------------------------------
                                               Name: A. Russell Chandler
                                               Title: Chairman, Special
                                                      Committee of the
                                                      Board of Directors



                                            CONTRARIAN FUNDS, LLC


                                            By:  /s/ Jon R. Bauer
                                                --------------------------------
                                                Name: Jon R. Bauer
                                                Title: Managing Member


                                            HARBOURSIDE INVESTMENTS, LLLP


                                            By: /s/ William G. Miller
                                               ---------------------------------
                                               Name: William G. Miller
                                               Title: General Partner